                                                                     Exhibit 24

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.                               Page 11 of 11



                               POWER OF ATTORNEY


     Arrhythmia Research Technology, Inc. and each person whose signature appears below hereby authorize both Richard Campbell and James Rouse, each with full power to act alone, to file in either paper or electronic form a Registration Statement on Form S-8 and any and all amendments thereto, under the Securities Act of 1933, as amended, relating to the 1987 Incentive Stock Option Plan, the 1994 Stock Option Plan for Directors and the Micron Products Inc. Employee Stock Ownership Plan. Arrhythmia Research Technology, Inc. and each such person hereby further appoint both Richard Campbell and James Rouse as his and its attorneys-in-fact, each with full power to act alone, to execute such Registration Statement and any and all amendments thereto in the name and on behalf of Arrhythmia Research Technology, Inc. as well as in the name and on behalf of each such person, individually and in each capacity stated below, thereby granting to said attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever that any of them may deem necessary or advisable in order to carry out fully the intent of the foregoing as the undersigned might or could do personally or in their capacities aforesaid.


                                   ARRHYTHMIA RESEARCH TECHNOLOGY, INC.


                                   By:  /s/ RICHARD A. CAMPBELL
                                        ----------------------------
                                            Richard A. Campbell
                                            Chief Financial Officer


Dated:  July 30, 2001

NAME                           TITLE             DATE
----------------------------  --------       -------------

/s/  RUSSELL C. CHAMBERS      Director       July 30, 2001
----------------------------
     Russell C. Chambers

/s/  E.P. MARINOS             Director       July 30, 2001
----------------------------
     E. P. Marinos

/s/  JULIUS TABIN             Director       July 30, 2001
----------------------------
     Julius Tabin

/s/  PAUL F. WALTER, MD       Director       July 30, 2001
----------------------------
     Paul F. Walter, MD